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                                                                   EXHIBIT 23.1



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                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ciba Geigy AG


We consent to the use of our report with respect to Mettler-Toledo Group included in this Form 8-K.


KPMG FIDES PEAT


October 28, 1996
Zurich, Switzerland